UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 16, 2005

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PANAMERICAN BANCORP

(Exact Name of Registrant as Specified in Its Charter)

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Delaware

(State or Other Jurisdiction of Incorporation)

0-22911	65-032364
(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Coral Way, Miami, Florida 33145

(Address of Principal Executive Offices) (Zip Code)

305-421-6800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

2005 Stock Option and Stock Incentive Plan

On December 16, 2005, the stockholders of PanAmerican Bancorp (the “Company”) approved the 2005 Stock Option and Stock Incentive Plan (the “Incentive Plan”). The Company’s board of directors (the “Board of Directors”) adopted the Incentive Plan on September 21, 2005 and amended and restated it on November 1, 2005. The purpose of the Incentive Plan is to promote the long-term interests of the Company and its stockholders by providing a means for attracting and retaining officers, directors, other key employees, consultants and/or advisors to the Company and its affiliates by providing for awards in the form of common stock of the Company (the “Common Stock”).

Set forth below is a summary of the provisions of the Incentive Plan. This summary is qualified in its entirety by the detailed provisions of the text of the actual Incentive Plan, which is included as Appendix B to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on November 17, 2005.

Eligibility

All officers, directors and key employees of and consultants and/or advisors to the Company and to any present or future Company parent or subsidiary corporation are eligible to receive options or awards of restricted stock under the Incentive Plan.

Awards Under the Incentive Plan

Awards made pursuant to the Incentive Plan may be in the form of options or grants of shares of restricted stock. Options granted under the Incentive Plan may be Incentive Stock Options or Non-Qualified Stock Options. An Incentive Stock Option is an option which satisfies all of the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, and a Non-Qualified Stock Option is an option that either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. Unless the context otherwise requires, the term “option” includes both Incentive Stock Options and Non-Qualified Stock Options. The Committee, as described below, may also grant awards entitling the participant to receive a stated number shares of Common Stock, which awards may be subject to restrictions or forfeiture for a period of time as stipulated by the Board of Directors or the Committee, as applicable. The dollar value of awards of restricted stock granted under the Incentive Plan shall be based upon the fair market value of Common Stock on the date of grant.

Administration

The Incentive Plan shall be administered by the Board of Directors, or a Compensation Committee appointed by the Board of Directors. Pursuant to the terms of the Incentive Plan, the Compensation Committee must consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a “Non-Employee Director” within the meaning of Exchange Act Rule 16b-3(b)(3) or any future corresponding rule, except that the failure of the Compensation Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an option or restricted stock award from being considered granted under the Incentive Plan. References to the term “Committee” refer to either the Board of Directors or a Compensation Committee comprised of Non-Employee Directors. Under the Incentive Plan, the Committee has the right to adopt such rules for the conduct of its business and the administration of the Incentive Plan as it considers desirable. The Committee has the right to construe the Incentive Plan, and the options or awards of restricted stock issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of the Incentive Plan and the options or awards of restricted stock issued pursuant to it.

Common Stock Subject to the Incentive Plan

Pursuant to the terms of the Incentive Plan, 2,000,000 shares of Common Stock were reserved for issuance upon the exercise of options or awards of restricted stock granted under the Incentive Plan. Up to 1,000,000 shares of Common Stock may be issued upon the exercise of Incentive Stock Options.

Limitation on Maximum Number of Options Awarded

The Incentive Plan provides that the maximum number of options or restricted stock that may be awarded to any single participant under the Incentive Plan shall be no more than is equal to 20% of the shares authorized for issuance to outside directors and shall be no more than is equal to 60% of the shares authorized for issuance for awards to officers, employees, consultants or advisors. The purpose of this limitation is to enable awards of options made pursuant to the Incentive Plan to comply with one of the conditions of Section 162(m) of the Code, which limits the annual deductibility of compensation paid to the Company’s “named executive officers,” as that term is defined in Item 402(a)(2) of Regulation S-B unless it is performance based.

Exercise Price of Options/Payment of Exercise Price

The exercise price for Incentive Stock Options issued under the Incentive Plan shall be at least equal to the fair market value of Common Stock on the date of grant of the option. Options, other than Incentive Stock Options, issued under the Incentive Plan may have an exercise price of not more than 20% below the fair market value of the Common Stock on the date of grant of the option, provided that such options granted below the fair market value shall be subject to vesting requirements established by the Committee. The exercise price of an option may be paid in cash or the delivery of already owned shares of Common Stock of the Company having a fair market value equal to the exercise price, or a combination thereof.

The Board of Directors has interpreted the provision of the Incentive Plan that allows payment of the option price in Common Stock of the Company to permit the “pyramiding” of shares in successive exercises. Thus, an optionee could initially exercise an option in part, acquiring a small number of shares of Common Stock, and immediately thereafter effect further exercises of the option, using the Common Stock acquired upon earlier exercises to pay for an increasingly greater number of shares received on each successive exercise. This procedure could permit an optionee to pay the option price by using a single share of Common Stock or a small number of shares of Common Stock and to acquire a number of shares of Common Stock having an aggregate fair market value equal to the excess of (a) the fair market value of all shares to which the option relates over (b) the aggregate exercise price under the option.

Special Provisions for Incentive Stock Options

The maximum aggregate fair market value of the shares of Common Stock (determined when the Incentive Stock Option is granted) with respect to which Incentive Stock Options are first exercisable by an employee in any calendar year cannot exceed $100,000. In addition, no Incentive Stock Option may be granted to an employee owning directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price is set at not less than 110% of the fair market value of the shares subject to such Incentive Stock Option on the date of the grant and such Incentive Stock Option expires not later than five years from the date of grant. No Incentive Stock Option granted under the Incentive Plan is assignable or transferable, otherwise than by will or by the laws of descent and distribution. Except in the event of death or disability, any Incentive Stock Option granted under the Incentive Plan is exercisable only during the lifetime of an optionee, and is exercisable only by such optionee. Awards of Non-Qualified Stock Options are not subject to these special limitations.

Exercisability and Expiration of Options

Except as otherwise provided by the Committee in the agreement evidencing the grant of options, all options granted under the Incentive Plan shall vest at the rate of one-fifth of the initial award per year beginning on January 1st of the calendar year following the calendar year in which the options were granted. The expiration date of an option is also determined by the Committee at the time of grant, but in no event will an option be exercisable after the expiration of ten years from the date of grant of the option.

All unexercised options of officers and key employees of the Company terminate three months following the date on which the officer’s or key employee’s employment with the Company terminates, other than by reason of disability or death. An exercisable option held by an officer or key employee who dies or who ceases to be employed by the Company because of disability may be exercised by the officer or key employee or his representative within one year after the officer or key employee dies or becomes disabled (but not later than the scheduled option termination date).

All unexercised options of directors of and important consultants and advisors to the Company terminate three months following the date on which (but not later than the scheduled option termination date) the individual ceases for any reason to be a director of or important consultant or advisor to the Company, whether by death, disability, resignation, removal, failure to be reappointed, reelected or otherwise, or the expiration of any consulting agreement, and regardless of whether the failure to continue as a director or consultant or advisor was for cause or without cause or otherwise.

The Committee may, in its sole discretion, provide in an option agreement the circumstances under which the option shall become immediately exercisable and may accelerate the date on which all or any portion of an option may be exercised.

Vesting of Awards of Restricted Stock

Unless otherwise provided by the Committee in the agreement evidencing the award of the restricted stock, all awards of restricted stock of Common Stock under the Incentive Plan shall have a restricted period of five years and such restrictions shall lapse at a rate of one-fifth of the initial award per year beginning on January 1st of the calendar year in which the restricted stock was granted. Under the terms of the Incentive Plan, the Committee may also establish an additional time period during which the participant must hold the vested shares prior to resale. During the restricted period, if any, the participant shall have the right to vote the shares subject to the award.

All unvested awards of officers, directors and key employees of and important consultants and advisors to the Company terminate immediately upon termination of the officer’s or key employee’s employment or the director’s directorship or the consultant’s consultancy with or the advisor’s services to the Company, other than by reason of disability or death. If the officer or key employee participant ceases to be employed by or the director ceases to be a director of or the consultant ceases to be a consultant of or the advisor ceases to be an advisor of the Company because of death or disability, any unvested awards will immediately vest. Additionally, unless the Committee shall otherwise provide, if the officer’s or key employee’s employment or the director’s directorship or the consultant’s consultancy with or the advisor’s services to the Company is involuntarily terminated for any reason, except for cause, during an 18 month period after a change in control of the Company, the shares of Common Stock subject to the participant’s award will fully vest and no longer be subject to the restrictions under the Incentive Plan. A change in control includes a change within a 12 month period in holders of more than 50% of the outstanding voting stock of the Company, or any other events deemed to be a change in control by the Committee.

The Committee has the authority, in its sole discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to restricted shares, or to remove any or all of such restrictions, whenever it may determine such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of the restricted period.

Expiration of the Incentive Plan

Unless terminated earlier by the Board of Directors, the Incentive Plan will remain in effect until all awards granted under the Incentive Plan have been satisfied by the issuance of shares provided that no new options or restricted stock awards may be granted under such Incentive Plan more than ten years from the date the Incentive Plan was adopted by the Board of Directors.

Adjustments

In the event of any change in the outstanding shares of Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the aggregate number of shares that may be issued under the Incentive Plan, and the number and kind of shares subject to options and the exercise price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

Transferability

Except as otherwise provided in Section 422 of the Code and regulations thereunder or any successor provision, no Incentive Stock Option granted pursuant to the Incentive Plan shall be transferable other than by will or the laws of descent and distribution.

Except as otherwise provided by the rules and regulations of the Securities and Exchange Commission, the Incentive Plan provides that the Committee at the time of grant of a Non-Qualified Stock Option may provide that such stock option is transferable to any “family member” of the optionee by gift or qualified domestic relations order. For purposes of this section, a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests.

During the restricted period, no award of restricted stock nor any right of interest of a participant in such award set forth in the restricted stock agreement evidencing any award under the Incentive Plan may assigned, encumbered or transferred except, in the event of death, by will or the laws of descent and distribution.

Amendments

The Board of Directors may amend or supplement the Incentive Plan, including the forms of option or restricted stock agreement, in any way, or suspend or terminate the Incentive Plan, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options or restricted stock granted under the Incentive Plan prior to the actual date on which such action occurred. If an amendment of or supplement to the Incentive Plan is required by the Code or the regulations thereunder to be approved by the stockholders of the Company in order to permit the granting of Incentive Stock Options pursuant to the amended or supplemented Incentive Plan, such amendment or supplement shall also be approved by the stockholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the board of directors voluntarily submits a proposed amendment, supplement, suspension or termination for stockholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for stockholder approval.

The foregoing summary of the Incentive Plan is not intended to be complete and is qualified in its entirety by reference to the Incentive Plan.

Warrant Plan

On December 16, 2005, the Company’s stockholders approved the Warrant Plan (the “Warrant Plan”). The Board of Directors adopted the Warrant Plan on September 21, 2005 and amended and restated it on November 1, 2005. The purpose of the Warrant Plan is to promote the long-term interests of the Company and its stockholders by providing a means for attracting and retaining officers, directors and other key employees of and consultants to the Company and its affiliates by providing for awards in the form of Class G Common Stock Purchase Warrants to purchase Common Stock.

ITEM 8.01

OTHER EVENTS.

On December 16, 2005, the Company’s stockholders approved the amendment and restatement of the Company’s amended and restated certificate of incorporation to change the name of the Company to Sun American Bancorp. The Company will file the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The name change will be subject to the final approval of the State Bank Commissioner of the State of Delaware.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibits

10.1

2005 Stock Option and Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on November 17, 2005.)

10.2

Board resolution adopting Warrant Plan.

10.3

Form of Series G Common Stock Purchase Warrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANAMERICAN BANCORP

Date: December 20, 2005	By:	/s/ MICHAEL E. GOLDEN
	Name:	Michael E. Golden
	Title:	Chief Executive Officer and President